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                                                                 EXHIBIT (6) (B)
                           Amended Exhibit A to the
                             Distribution Contract

                             EXCELSIOR FUNDS, INC.
                             --------------------
                                  Money Fund
                            Government Money Fund
                              Treasury Money Fund
                    Short-Term Government Securities Fund
                    Intermediate-Term Managed Income Fund
                             Managed Income Fund
                             Blended Equity Fund
                            Income and Growth Fund
                       Energy and Natural Resources Fund
                         Productivity Enhancers Fund
              Environmentally-Related Products and Services Fund
                             Aging of America Fund
                     Communication and Entertainment Fund
                         Value and Restructuring Fund
                           Global Competitors Fund
                                Small Cap Fund
                              International Fund
                              Latin America Fund
                              Pacific/Asia Fund
                              Pan European Fund
                            Large Cap Growth Fund
                               Real Estate Fund
                             Emerging Markets Fund

     In consideration of the mutual covenants set forth in the Distribution Contract dated August 1, 1995 and last approved as of November 14, 1997 between Excelsior Funds, Inc. (formerly known as UST Master Funds, Inc.) and Edgewood Services, Inc., Excelsior Funds, Inc. and Edgewood Services, Inc. execute and deliver this intending to be legally bound hereby and intending this to be Exhibit A to said Distribution Contract.

     Witness the due execution hereof this 14th day of November, 1997.

                                        EXCELSIOR FUNDS, INC.

                                        /s/ Frederick S. Wonham
                                        ------------------------
                                        Name: Frederick S. Wonham
                                        Title: President

                                        EDGEWOOD SERVICES, INC.

                                        /s/ K. Pegher, Jr.
                                        --------------------------
                                        Name: K. Pegher, Jr.
                                        Title: